Rule 497(e)

File Nos. 333-52956 and 811-07549

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated September 16, 2008

To the Prospectus dated May 1, 2008 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

On August 22, 2008, the Board of Trustees of the Old Mutual Large Cap Growth Portfolio approved a Plan of Liquidation and Dissolution (the “Liquidation”), which will take effect September 15, 2008 (the “Effective Date”), pursuant to which the assets of the Portfolio will be liquidated, known liabilities satisfied, and remaining proceeds distributed to the Series Account, which will make distributions to the Owners. The Liquidation was not subject to the approval of the Series Account or the Owners. Effective upon the close of the New York Stock Exchange on September 12, 2008, the Portfolio will no longer accept purchase orders.

As of the Effective Date, the Portfolio will begin liquidating its portfolio assets and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Portfolio may lawfully hold or invest. As a result, the Portfolio will not be pursuing its investment objectives after the Effective Date.

The Liquidation is expected to be finalized on or before December 15, 2008. Upon completion of the Liquidation, the Portfolio will make liquidating distributions to the Series Account, which will make distributions to the Owners equal to the Owner’s proportionate interest in the net assets of the Portfolio, in complete redemption and cancellation of the Portfolio’s shares held by the Owner, and the Portfolio will be dissolved. All distributions will be invested in the Schwab Money Market Portfolio™.

Any assets of which the Portfolio is unable to dispose as of the date the Liquidation is finalized, as well as any unresolved liabilities of the Portfolio as of such date, may be contributed to a separate liquidating trust. In this event, beneficial interests in the liquidating trust will be distributed pro rata to the Series Account, which will make distributions to the Owners, and other shareholders of record as of the close of business on the Effective Date.

The Portfolio reserves the right to postpone payment for redemptions for up to seven days as permitted by federal securities law and the Portfolio’s prospectus.

Accordingly, the following paragraph is added to the end of the Old Mutual Large Cap Growth Portfolio’s description in the “The Portfolios” section on page 19 of the Prospectus:

“On September 15, 2008 (the “Effective Date”), the assets of the Portfolio will be liquidated, known liabilities satisfied, and remaining proceeds distributed to the Series Account, which will make distributions to the Owners. The Liquidation is expected to be finalized on or before December 15, 2008. Upon completion of the Liquidation, the Portfolio will make liquidating distributions to the Series Account, which will make distributions to the Owners equal to the Owner’s proportionate interest in the net assets of the Portfolio, in complete redemption and cancellation of the Portfolio’s shares held by the Owner, and the Portfolio will be dissolved. All distributions will be invested in the Schwab Money Market Portfolio™.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this supplement for future reference.